                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 30, 1998
                                                        ------------------



                              TOWNE SERVICES, INC.
                              --------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                            000-24695                       58-2237359
--------------------------------------------------------------------------------
(State or Other                    (Commission                 (I.R.S. Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)




3295 River Exchange Drive, Suite 350, Norcross, Georgia                    30092
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: (770) 734-2680
                                                           --------------



                                       N/A
                     --------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The registrant hereby amends its report on Form 8-K filed on December 15, 1998 by deleting the text under Item 7 and replacing it with the following text.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Included as Exhibit 99.2 hereto and incorporated herein by reference.

(B)      PRO FORMA FINANCIAL INFORMATION.

         Included as Exhibit 99.3 hereto and incorporated herein by reference.

(C)      EXHIBITS.

2.1 Stock Purchase Agreement dated November 30, 1998 by and between Towne Services, Inc., BSI Acquisition Corp., Banking Solutions, Inc. ("BSI"), and certain shareholders of BSI.*

99.1     Press Release dated November 30, 1998.*

99.2 The following audited financial statements of BSI together with the report thereon by Arthur Andersen LLP:

         Balance Sheets as of December 31, 1996, 1997 and September 30, 1998 (unaudited).

         Statements of Operations for the years ended December 31, 1995, 1996, 1997 and the nine months ended September 30, 1998 (unaudited).

         Statements of Shareholders' Equity for the years ended December 31, 1995, 1996, 1997 and the nine months ended September 30, 1998 (unaudited).

         Statements of Cash Flows for the years ended December 31, 1995, 1996, 1997 and the nine months ended September 30, 1998 (unaudited).

         Notes to Financial Statements.

99.3 The following unaudited pro forma financial statements of Towne Services Inc. and BSI:

         Pro Forma Balance Sheet as of September 30, 1998.

         Pro Forma Statement of Operations for the year ended December 31, 1997.

         Pro Forma Statement of Operations for the nine months September 30,
         1998.

         Notes to Pro Forma Condensed Consolidated Financial Information.



---------------------------------
*Previously filed with the registrant's Current Report on Form 8-K filed December 15, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOWNE SERVICES, INC.



                                    By:      /s/ Bruce F. Lowthers, Jr.
                                             ----------------------------------
                                             Bruce F. Lowthers, Jr.
                                             Chief Financial Officer

Dated:  February 16 , 1999
                 --

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                                  EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----

2.1 Stock Purchase Agreement dated November 30, 1998 by and between Towne Services, Inc., BSI Acquisition
         Corp., Banking Solutions, Inc. ("BSI"), and certain shareholders of BSI.*

99.1     Press Release dated November 30, 1998.*

99.2 The following audited financial statements of BSI together with the report thereon by Arthur Andersen
         LLP:

         Balance Sheets as of December 31, 1996, 1997 and
         September 30, 1998 (unaudited).

         Statements of Operations for the years ended December
         31, 1995, 1996, 1997 and the nine months ended
         September 30, 1998 (unaudited).

         Statements of Shareholders' Equity for the years ended December 31, 1995, 1996, 1997 and the nine months ended September 30, 1998 (unaudited).

         Statements of Cash Flows for the years ended December
         31, 1995, 1996, 1997 and the nine months ended
         September 30, 1998 (unaudited).

         Notes to Financial Statements.

99.3 The following unaudited pro forma financial statements of Towne Services Inc. and BSI:

         Pro Forma Balance Sheet as of September 30, 1998.

         Pro Forma Statement of Operations for the year ended
         December 31, 1997.

         Pro Forma Statement of Operations for the nine months
         September 30, 1998.

         Notes to Pro Forma Condensed Consolidated Financial
         Information.



---------------------------------
*Previously filed with the registrant's Current Report on Form 8-K filed December 15, 1998.